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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 10, 2000




                          AMERICAN STATES WATER COMPANY
               (Exact name of registrant as specified in charter)



California                        333-68299        95-46679
(State or other jurisdiction      (Commission      (IRS Employer Identification
of Incorporation)                 File Number)     No.)



630 East Foothill Blvd., San Dimas, California                91773
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number including area code: (909) 394-3600



Not applicable.
(Former name or former address, if changed since last report)


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Item 5.   Other Events

        The Registrant has agreed to issue up to 1,000,000 of its Common Shares pursuant to the terms of an Underwriting Agreement dated August 10, 2000 attached as Exhibit 1.01.

Item. 7(c)  Exhibits.

        1.01 Underwriting Agreement dated August 10, 2000 among the Registrant and the underwriters named in Schedule I thereto

        5.01 Opinion of O'Melveny & Myers LLP as to the validity of the Common Shares




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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            AMERICAN STATES WATER COMPANY



                            By: /s/ McClellan Harris III
                               -------------------------------------------------
                                McClellan Harris III
                                Vice President-Finance, Chief Financial Officer, Treasurer and Secretary


DATED:  August 10, 2000




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